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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 20, 2003
                                                           ------------

                         FIRST WASHINGTON FINANCIALCORP
                         ------------------------------
             (Exact name of registrant as specified in its charter)

              New Jersey                     000-32949            52-2150671
              -----------                   ----------           ------------
   (State or other jurisdiction            (Commission          (IRS Employer
         of incorporation)                 File Number)        Identification No

         US Route 130 & Main Street
         Windsor, New Jersey                                        08561
         -------------------                                        -----
         (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (609) 426-1000
                                                           --------------

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Item 5.  Other events.
         ------------

         The Registrant issued a press release on May 20, 2003 announcing the filing of an application for listing on the NASDAQ SmallCap Market.

Item 7.  Exhibits.
         --------

         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------

                  99 Press release dated May 20, 2003 announcing the filing of an application for listing on the NASDAQ SmallCap Market.























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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST WASHINGTON FINANCIALCORP.
                                        --------------------------------
                                         (Registrant)


Dated: May 20, 2003                 By: C. HERBERT SCHNEIDER
                                        --------------------
                                        C. HERBERT SCHNEIDER
                                        President and Chief Executive Officer




























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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                      Page No.
-----------       -----------                                      --------

99                Press release dated May 20, 2003                 5
                  announcing the filing of an application
                  for listing on the NASDAQ SmallCap Market